Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

x
:
In re:	:	Chapter 11
:
SAVIENT PHARMACEUTICALS, INC.,	:	Case No. 13-12680 (MFW)
et al.,	:
	:	Jointly Administered
Debtors.[1]	:
:
x

NOTICE OF FILING OF DEBTORS’ MONTHLY OPERATING REPORT

FOR THE PERIOD OF NOVEMBER 1, 2013 THROUGH NOVEMBER 30, 2013

PLEASE TAKE NOTICE that the debtors and debtors in possession in the above-captioned jointly administered bankruptcy cases (collectively, the “Debtors”) filed today the Debtors’ Monthly Operating Report for the Period of November 1, 2013 through November 30, 2013, a copy of which is attached hereto as Exhibit A (the “Monthly Operating Report”).

Dated:	Wilmington, Delaware
December 20, 2013

SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP

/s/ Dain A. De Souza
Anthony W. Clark (I.D. No. 2051)
Dain A. De Souza (I.D. No. 5737)
One Rodney Square
P.O. Box 636
Wilmington, Delaware 19899-0636
Telephone: (302) 651-3000
Fax: (302) 651-3001

- and -

[1]	The Debtors and the last four digits of their respective taxpayer identification numbers are as follows: Savient Pharmaceuticals, Inc. (3811), Savient Pharma Holdings, Inc. (0701). The address of the Debtors’ corporate headquarters is 400 Crossing Boulevard, 3rd Floor, Bridgewater, New Jersey 08807.

Docket No. 286

Date Filed: 12/20/13

Kenneth S. Ziman David M. Turetsky Four Times Square New York, New York 10036-6522 Telephone: (212) 735-3000 Fax: (212) 735-2000

Counsel for Debtors and Debtors in Possession

2

EXHIBIT A

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Reporting Period: November 1, 2013 - November 30, 2013

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached**	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	Yes
Schedule of Professional Fees Paid	MOR-1b	Yes
Copies of bank statements		No	Yes
Cash disbursements journals		No	Yes
Statement of Operations	MOR-2	Yes
Balance Sheet	MOR-3	Yes
Status of Postpetition Taxes	MOR-4	Yes
Copies of IRS Form 6123 or payment receipt		No	Yes
Copies of tax returns filed during reporting period		No	Yes
Summary of Unpaid Pospetition Debts	MOR-4	Yes
Listing of aged accounts payable	MOR-4	Yes
Accounts Receivable Reconciliation and Aging	MOR-5	Yes
Debtor Questionnaire	MOR-5	Yes

** Explanation are attached as a part of the General Notes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date
December 20, 2013
Signature of Authorized Individual	Date

John Hamill Printed Name of Authorized Individual	Co-President and Chief Financial Officer Title of Authorized Individual

MOR_Cover

MOR COVER

(04/07)

In re: Savient Pharmaceuticals, Inc. et al.	Case Nos. 13-12680, 13-12681 (MFW)
Reporting Period: 11/1/2013 - 11/30/2013

NOTES TO THE MONTHLY OPERATING REPORT

General Notes

Debtors- Debtor Savient Pharmaceuticals, Inc. is referred to herein as “Savient” or “SPI,” and Debtor Savient Pharma Holdings, Inc. is referred to herein as “SPHI.”

Debtor-in-Possession Financial Statements- The Debtors’ financial statements and supplemental information contained herein are unaudited, preliminary, and may not comply with generally accepted accounting principles in the United States of America (“U.S. GAAP”) in all material respects.

Accounting Standards Codification, (“ASC”) 852-10, Reorganizations, which incorporated the guidance in American Institute of Certified Public Accountants Statement of Position 90-7, “Financial Reporting by Entities in Reorganization under the Bankruptcy Code,” (SOP 90-7), is applicable to companies in chapter 11 and generally does not change the manner in which financial statements are prepared. It does require, however, that the financial statements for periods subsequent to the filing of the chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of business.

The Debtors’ financial statements contained herein have been prepared in accordance with the guidance in ASC 852-10. The unaudited financial statements have been derived from the books and records of the Debtors. This information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with U.S GAAP, and upon the application of such procedures, the Debtors believe that the financial information could be subject to changes, and these changes could be material. The information furnished in this report includes primarily normal recurring adjustments, but does not include all of the adjustments that would be typically made in accordance with U.S GAAP.

The results of operations contained herein are not necessarily indicative of results that are expected from any other period or for the full year and may not necessarily reflect the combined results of operations, financial position and cash flows of the Debtors in the future.

Intercompany Transactions- Receivables and payables between the Debtors and / or Non-Debtors have not been eliminated.

Liabilities Subject to Compromise- As a result of the chapter 11 filings, the payment of prepetition indebtedness is subject to compromise or other treatment under a plan of reorganization or liquidation. The determination of how liabilities will ultimately be settled and treated cannot be made until the Court approves a chapter 11 plan of reorganization or liquidation. Accordingly, the ultimate amount of such liabilities is not determinable at this time. Revenues, expenses, realized gains and losses and provisions for losses that can be directly associated with the reorganization and restructuring of the business must be reported separately as reorganization items in the Debtors’ statements of operations. The Debtors’ balance sheets, in addition, must distinguish pre-petition liabilities subject to compromise from both those pre-petition liabilities that are not subject to compromise and from post-petition liabilities. Liabilities that may be affected by a plan of reorganization or liquidation must be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts. In addition, cash provided by reorganization items must be disclosed separately in the Debtors’ statements of cash flows. The amounts currently

5

In re: Savient Pharmaceuticals, Inc. et al.	Case Nos. 13-12680, 13-12681 (MFW)
Reporting Period: 11/1/2013 - 11/30/2013

classified as liabilities subject to compromise are preliminary and may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, rejection of executory contracts, continued reconciliation and other events.

While in bankruptcy, the Debtors expect their financial results to continue to be volatile as asset impairments, asset dispositions, contract terminations and rejections and claims assessments may significantly impact the Debtors’ financial statements. As a result, the Debtors’ historical financial performance is likely not indicative of its financial performance after the date of the Chapter 11 Filings.

Notes to MOR-1a

Copies of Bank Statements and Cash Disbursements Journals- The copies of the Debtors’ bank statements and cash disbursement journals are voluminous and not included herein, however, copies will be provided upon request.

Notes to MOR-4

Copies of IRS Form 6123 or Payment Receipt and Copies of Tax Returns Filed During Reporting Period- During the reporting period, the Debtors filed a state income tax return in Michigan. This state tax return is voluminous and not included herein, however, a copy will be provided upon request.

Savient MOR-4- The postpetition accounts payable reported for Debtor Savient Pharmaceuticals, Inc. represent trade vendor invoices that have been entered into the Debtor’s accounts payable system and does not include accruals for invoices not yet received or approved.

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Reporting Period: November 1, 2013 - November 30, 2013

SAVIENT (13-12680): SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

	BANK ACCOUNT ACTIVITY						BANK ACCOUNT ACTIVITY	CUMULATIVE
	FOR THE MONTH ENDED						FOR THE PERIOD	FILING TO DATE
	NOVEMBER 30, 2013						OCTOBER 15, 2013	OCTOBER 15, 2013
							THROUGH	THROUGH
							OCTOBER 31, 2013	NOVEMBER 30, 2013
				Wells
				Fargo	Petty
	PNC	Fidelity	Wells Fargo	Checking	Cash	Total	Total	Total
CASH BEGINNING OF MONTH	$10,717,130	$383,692	$6,208,558	$13,053	$1,000	$17,323,433	$10,800,820	$10,800,820

RECEIPTS
TRANSFER FROM SUB (SPHI)	-	-	-	-	-	-	13,700,356	13,700,356
ACCOUNTS RECEIVABLE	1,235,249		-	-	-	1,235,249	1,502,238	2,737,487
TRANSFERS (FROM FIDELITY MM)	383,692					383,692	-	383,692
STAE MEDICAID REFUNDS	98,009					98,009	-	98,009
REFUNDS FROM VENDORS	76,194					76,194	-	76,194
ACTAVIS-SALES (oxandrolone royalty)	-	-	-	-	-	-	69,540	69,540
TRANSFER FROM OPERATING ACCOUNT	-	-	-	1,175	-	1,175	13,053	14,228
COBRA PAYMENTS FROM EMPLOYEES	7,802					7,802	-	7,802
AMEX RECEIPTS FROM EMPLOYEES	853	-	-	-	-	853	-	853
RECEIPTS FROM EMPLOYEE ADVANCES	500					500	-	500
EQUIPMENT PURCHASES FROM EMPLOYEES	400					400	-	400
DIVIDENDS ON MONEY MARKET ACCOUNT	-	-	-	-	-	-	3	3
INVESTMENT INCOME FROM CD PORFOLIO	-	-	576	-	-	576	-	576
				-	-	-	-	-
TOTAL RECEIPTS	$1,802,699	$-	$576	$1,175	$-	$1,804,450	$15,285,190	$17,089,640

DISBURSEMENTS
PAYMENTS TO NOTE HOLDERS	-	-	-	-	-	-	8,000,000	8,000,000
NET PAYROLL	679,823	-	-	-	-	679,823	341,666	1,021,489
PAYROLL TAXES	281,096		-	-	-	281,096	137,421	418,517
EMPLOYEE BENEFITS (401K & Health)	354,100	-	-	-	-	354,100	47,209	401,309
TRANSFERS TO OPERATING ACCOUNT	-	383,692				383,692	-	383,692
VENDOR PAYMENTS	212,473	-	-	-	-	212,473	48,500	260,973
RENT	127,830	-	-	-	-	127,830	123,075	250,905
PROFESSIONAL FEES	193,379	-				193,379	-	193,379
CONCUR (employee expenses)	139,589	-	-	-	-	139,589	16,698	156,287
AMERICAN EXPRESS (employee expenses)	596	-	-	-	-	596	25,319	25,915
AMERIFLEX (flex spending)	7,310	-	-	-	-	7,310	9,008	16,318
TRANSFER TO WELLS FARGO UTILITY ACCOUNT	1,175	-	-	-	-	1,175	13,053	14,228
EMPLOYEE EDUCATION REIMBURSEMENT	7,097	-				7,097	-	7,097
STATE TAX PAYMENTS	5,362	-				5,362	-	5,362
BANK FEES	1,487	-	-	-	-	1,487	628	2,115
SHIPPING AND DELIVERY	1,419	-				1,419	-	1,419
TOTAL DISBURSEMENTS	$2,012,736	$383,692	$-	$-	$-	$2,396,428	$8,762,577	$11,159,005

NET CASH FLOW	$(210,037)	$(383,692)	$576	$1,175	$-	$(591,978)	$6,522,613	$5,930,635
(RECEIPTS LESS DISBURSEMENTS)	-	-	-	-	-	-	-	-

CASH - END OF MONTH	$10,507,093	$-	$6,209,134	$14,228	$1,000	$16,731,455	$17,323,433	$16,731,455

								FOR THE
								PERIOD	CUMMULATIVE
								OCTOBER 15,	FILING TO DATE
							CURRENT	2013	OCTOBER 15,
							MONTH	THROUGH	2013 THROUGH
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL							NOVEMBER	OCTOBER 31,	NOVEMBER 30,
COLUMN)							31, 2013	2013	2013
TOTAL DISBURSEMENTS							$2,396,428	$8,762,577	$11,159,005
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS							384,867	13,053	397,920
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)							-	-	-
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES							$2,011,561	$8,749,524	$10,761,085

SAVIENT_MOR_1	FORM MOR-1
(04/07)

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Reporting Period: November 1, 2013 - November 30, 2013

SPHI (13-12681): SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

	BANK ACCOUNT ACTIVITY		BANK ACCOUNT ACTIVITY	CUMULATIVE
	FOR THE MONTH ENDED		FOR THE PERIOD	FILING TO DATE
	NOVEMBER 30, 2013		OCTOBER 15, 2013	OCTOBER 15, 2013
			THROUGH	THROUGH
			OCTOBER 31, 2013	NOVEMBER 30, 2013

	PNC	Total	ACTUAL	ACTUAL
CASH BEGINNING OF MONTH	$3,241,584	$3,241,584	$16,941,887	$16,941,887

RECEIPTS
DIVIDENDS ON MONEY MARKET ACCOUNT		-	73	73
		-	-	-
TOTAL RECEIPTS	$-	$-	$73	$73

DISBURSEMENTS
TRANSFERS TO SAVIENT OPERATING ACCOUNT		-	13,700,356	13,700,356
BANK FEES		-	20	20
SHIPPING AND DELIVERY		-	-	-
TOTAL DISBURSEMENTS	$-	$-	$13,700,376	$13,700,376

NET CASH FLOW	$-	$-	$(13,700,303)	$(13,700,303)
(RECEIPTS LESS DISBURSEMENTS)	-	-	-	-

CASH - END OF MONTH	$3,241,584	$3,241,584	$3,241,584	$3,241,584

				FOR THE
				PERIOD	CUMMULATIVE
				OCTOBER 15,	FILING TO DATE
			CURRENT	2013	OCTOBER 15,
			MONTH	THROUGH	2013 THROUGH
			NOVEMBER 31,	OCTOBER 31,	NOVEMBER 30,
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:			2013	2013	2013
TOTAL DISBURSEMENTS			$-	$13,700,376	$13,700,376
LESS: INTERCOMPANY TRANSFERS			-	13,700,356	13,700,356
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)			-	-	-
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES			$-	$20	$20

SPHI_MOR_1	FORM MOR-1
(04/07)

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Reporting Period: November 1, 2013 - November 30, 2013

SAVIENT (13-12680): BANK RECONCILIATIONS

	PNC		Fidelity		Wells Fargo		Wells Fargo (Utilities Account)		Petty Cash
	#		#		#		#		#
BALANCE PER BOOKS		$10,507,093		$-		$6,209,134		$14,228		$1,000

BANK BALANCE		$10,843,881		$-		$6,209,134		$14,228		$-
(+) DEPOSITS IN TRANSIT		-		-		-		-		-
(-) OUTSTANDING CHECKS		(336,788)		-		-		-		-
OTHER		-		-		-		-		-
ADJUSTED BANK BALANCE		$10,507,093		$-		$6,209,134		$14,228		$-

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
NONE

CHECKS OUTSTANDING	Ck. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount

Total Outstanding Checks		$336,788

Savient MOR_1a	FORM MOR-1a
(04/07)

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Reporting Period: November 1, 2013 - November 30, 2013

                                                 SPHI (13-12681): BANK RECONCILIATIONS

	PNC
	#
BALANCE PER BOOKS		$3,241,584

BANK BALANCE		$3,241,584
(+) DEPOSITS IN TRANSIT		-
(-) OUTSTANDING CHECKS		-
OTHER		-
ADJUSTED BANK BALANCE		$3,241,584

DEPOSITS IN TRANSIT	Date	Amount
NONE

CHECKS OUTSTANDING	Ck. #	Amount
NONE

SPHI MOR_1a	FORM MOR-1a
(04/07)

MOR-1a (Addendum)

Savient (13-12680): Open Bank Accounts as of November 30, 2013

Account number	Bank	Type	Month End Book Balance
xxxxx-9201	Wells Fargo	U.S. Treasury Money Market Fund	$5,380,245
xxxxx-9201	Wells Fargo	CD Portfolio	$828,889
xxxxxx5904	Wells Fargo	Utilities (Bankruptcy account)	$14,228
xxxxxx5687	PNC	Savient Inc Operating Account	$10,507,093

MOR-1a (Addendum)

SPHI (13-12681): Open Bank Accounts as of November 30, 2013

Account number	Bank	Type	Month End Book Balance
xxxxxx6418	PNC	SPHI Operating Account	$3,241,584

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Reporting Period: November 1, 2013 - November 30, 2013

                                                 SAVIENT (13-12680): SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

		Amount		Check		Amount Paid		Year-To-Date
Payee	Period Covered	Approved	Payor	Number	Date	Fees	Expenses	Fees	Expenses

Paul, Weiss, Rifkand, Wharton & Garrison LLP	10/14-10/31/2013	N/A	Savient Pharmaceuticals, Inc.	Wire	11/19/2013	$95,901	$1,878	$95,901	$1,878
The Garden City Group	Advance	N/A	Savient Pharmaceuticals, Inc.	Wire	11/4/2013	$63,400	$6,600	$63,400	$6,600
The Garden City Group	Advance	N/A	Savient Pharmaceuticals, Inc.	Wire	11/5/2013	$18,000	$7,000	$18,000	$7,000
Mary Bordeaux Consulting	10/15-10/31/2013	N/A	Savient Pharmaceuticals, Inc.	67595	11/21/2013	$600	$-	$600	$-

SAVIENT MOR_1b	FORM MOR-1b
(04/07)

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Reporting Period: November 1, 2013 - November 30, 2013

                                                 SPHI (13-12681): SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

		Amount		Check		Amount Paid		Year-To-Date
Payee	Period Covered	Approved	Payor	Number	Date	Fees	Expenses	Fees	Expenses
No professional fee payments were made by the Debtor during the Reporting Period 11/1/13 through 11/30/13

SPHI MOR_1b	FORM MOR-1b
(04/07)

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Reporting Period: November 1, 2013 - November 30, 2013

SAVIENT (13-12680): STATEMENT OF OPERATIONS

(Income Statement)

		For the	Cumulative
	For The	Period	Filing to Date
	Month Ended	October 15, 2013	October 15, 2013
	November, 30	Through	Through
REVENUES	2013	October 31, 2013	November 30, 2013
Gross Revenues	$ 2,909,758	$ 2,371,888	$ 5,281,646
Less: Gross-to-Net Adjustments	1,260,970	804,467	2,065,437
Net Revenue	$1,648,788	$1,567,421	$3,216,209
COST OF GOODS SOLD			-
Beginning Inventory	$1,162,188	$1,208,192	$2,370,380
Add: Purchases	-	-	-
Add: Cost of Labor	-	-	-
Add: Other Costs	-	-	-
Less: Ending Inventory	$1,108,913	$1,162,188	$2,271,101
Change in Inventory	53,275	46,004	99,279
			-
Add: Royalties (MVP & DUKE)	126,362	115,679	242,041
Add: Royalties (Office of the Chief Scientist of Israel)	53,184	42,984	96,168
Add: Management fee allocation to COGS	38,607	19,303	57,910
Add: Stability testing	29,501	20,805	50,306
Add: Distribution fees	30,198	18,007	48,205
Cost of Goods Sold	$331,127	$262,782	$593,909
Gross Profit	$1,317,661	$1,304,639	$2,622,300
OPERATING EXPENSES			-
Research and Development Related Expenses:			-
Investigator grants	$-	$150,000	$150,000
QC & Stability testing	21,431	38,929	60,360
CRO costs	23,816	32,720	56,536
Pharmacovigilance	31,713	16,552	48,265
Process development and Improvement	-	23,878	23,878
IP Related	3,159	5,935	9,094
Central labs	3,281	3,483	6,764
REMS Communication and assessment	-	6,307	6,307
Publications	1,969	984	2,953
Total Research and Development Related Expenses	$85,369	$278,788	$364,157
			$-
Selling and Marketing Related Expenses:			-
Pricing and reimbursement	$50,123	$59,107	$109,230
Exhibit booth	-	52,957	52,957
Speakers programs	-	32,000	32,000
Marketing and other promotional activity	28,438	-	28,438
Medical meetings and symposia	15,267	7,633	22,900
Medical education	7,483	3,742	11,225
Market research	2,234	1,117	3,351
Publications	-	78	78
Total Selling and Marketing Related Expenses	$103,545	$156,634	$260,179

General and Administrative Related Expenses:			-
Compensation and related benefits and taxes	$1,184,799	$633,342	$1,818,141
Share-based compensation (SFAS 123-R expense)	195,742	178,510	374,252
Sales force commissions	234,388	117,194	351,582
Insurance (amortization of prepaid insurance)	234,745	116,797	351,542
Occupancy	119,801	66,240	186,041
Travel and entertainment	80,611	84,924	165,535
Outside consulting services	41,723	29,350	71,073
Accrued Board of Directors’ cash payments	35,000	19,194	54,194
Legal	33,636	17,992	51,628
Licenses and information	25,429	8,884	34,313
Corporate communications and investor relations	14,306	11,938	26,244
Communications (Utilities)	4,883	19,163	24,046
General office expenses and office supplies	235	3,771	4,006
Postage and Shipping	1,277	1,426	2,703
Total General and Administrative Related Expenses:	$2,206,575	$1,308,725	$3,515,300
Total Operating Expenses Before Depreciation	$2,395,489	$1,744,147	$4,139,636
Depreciation and amortization	32,660	15,209	47,869
Net Loss Before Other Income & Expenses	$(1,110,488)	$(454,717)	$(1,565,205)
			-
OTHER INCOME AND (EXPENSES)			-
Dividend income	$576	$3	$579
Interest Expense on capital leases	(1,100)	(553)	(1,653)
Bank charges	(1,487)	(628)	(2,115)
Net Profit (Loss) Before Reorganization Items	$(1,112,499)	$(455,895)	$(1,568,394)
REORGANIZATION ITEMS			-
Distribution to Noteholders	$-	$8,000,000	$8,000,000
Professional Fees	1,805,500	1,335,596	3,141,096
U. S. Trustee Quarterly Fees	-	-	-
Interest Earned on Accumulated Cash from Chapter 11	-	-	-
Gain (Loss) from Sale of Equipment	-	-	-
Total Reorganization Expenses	$1,805,500	$9,335,596	$11,141,096
Income Taxes	-	-	-
Net Profit (Loss)	$(2,917,999)	$(9,791,491)	$(12,709,490)

SAVIENT_MOR_2	FORM MOR-2
(04/07)

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Reporting Period: November 1, 2013 -November 30, 2013

SPHI (13-12681): STATEMENT OF OPERATIONS

(Income Statement)

REVENUES	For The Month Ended November, 30 2013	For the Period October 15, 2013 Through October 31, 2013	Cumulative Filing to Date October 15, 2013 Through November 30, 2013
NOT APPLICABLE	$-	$-	$-
$-
COST OF GOODS SOLD			-
NOT APPLICABLE	$-	$-	$-
$-
OPERATING EXPENSES (NONE NOTED FOR THE CURRENT PERIOD)			-
$-
General and Administrative Related Expenses:			-
Compensation and related benefits and taxes	$-	$-	$-
Share-based compensation	-	-	-
Accrued sales commissions (SFAS 123-R expense)	-	-	-
Insurance (Amortization of prepaid insurance)	-	-	-
Travel and entertainment	-	-	-
Occupancy	-	-	-
Outside consulting services	-	-	-
General office expenses and office supplies	-	-	-
Accrued Board of Directors’ cash payments	-	-	-
Communications (Utilities)	-	-	-
Legal expenses	-	-	-
Corporate communications and investor relations	-	-	-
Total General and Administrative Related Expenses:	$-	$-	$-
Total Operating Expenses Before Depreciation	$-	$-	$-
Depreciation and amortization	-	-	-
Net Loss Before Other Income & Expenses	$-	$-	$-
-
OTHER INCOME AND (EXPENSES)			-
Dividend income	$-	$73	$73
Interest Expense on capital leases	-	-	-
Bank charges	-	(20)	(20)
Net Profit (Loss) Before Reorganization Items	$-	$53	$53
REORGANIZATION ITEMS			-
Impairment of intercompany note receivable from Parent (Savient)	$-	$13,700,356	$13,700,356
	-	-	-
Total Reorganization Expenses	$-	$13,700,356	$13,700,356
Income Taxes	-	-	-
Net Profit (Loss)	$-	$(13,700,303)	$(13,700,303)

SPHI_MOR 2	FORM MOR-2
(04/07)

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Reporting Period: November 1, 2013 - November 30, 2013

SAVIENT (13-12680): BALANCE SHEET

ASSETS	BOOK VALUE AT NOVEMBER 30, 2013		BOOK VALUE AT OCTOBER 31, 2013		BOOK VALUE ON PETITION DATE
CURRENT ASSETS
Cash and cash equivalents
Petty cash	$	1,000	$	1,000	$	1,000
PNC Bank business operating account		10,507,093		10,717,130		4,207,573
Wells Fargo utilities account		14,228		13,053		-
Fidelity U.S. Treasury money market account		-		383,692		383,689
Wells Fargo money market account		5,380,245		3,169,442		3,169,442
Total cash and cash equivalents	$	15,902,566	$	14,284,317	$	7,761,704

Short-term investments
Wells Fargo CD Portfolio	$	828,889	$	3,039,116	$	3,039,116
Total short-term investments	$	828,889	$	3,039,116	$	3,039,116
						-
Accounts receivable (Net)	$	7,385,044	$	7,079,399	$	7,088,730
Inventories (Net)	$	1,108,913	$	1,162,188	$	1,208,192

Prepaid expenses and other current assets
Prepaid D&O insurance	$	2,396,454	$	2,534,459	$	2,603,465
Professional retainers		1,477,562		1,571,762		1,552,562
Other receivables non-trade		523,980		622,746		622,746
Prepaid-other		370,619		296,384		313,115
Prepaid-other insurance		135,526		192,566		221,089
Prepaid rent		119,319		119,259		65,698
Prepaid marketing costs (YNF- Co-pay program)		60,409		75,358		83,424
Prepaid product liability insurance		38,535		77,070		96,338
Advances to employees		600		600		600
Total prepaid expenses and other current assets	$	5,123,004	$	5,490,204	$	5,559,037
TOTAL CURRENT ASSETS	$	30,348,416	$	31,055,224	$	24,656,779

PROPERTY AND EQUIPMENT
Office equipment	$	656,229	$	656,229	$	656,229
Other furniture and fixtures		6,005		6,005		6,005
Leasehold Improvements		1,496,216		1,496,216		1,496,216
Capital lease assets		212,770		212,770		212,770
Less Accumulated Depreciation		(737,459)		(703,570)		(684,933)
TOTAL PROPERTY & EQUIPMENT	$	1,633,761	$	1,667,650	$	1,686,287

OTHER ASSETS
Investment in wholly-owned subsidiary (Savient Pharma Holdings, SPHI)	$	147,259,564	$	147,259,564	$	147,259,564
Investment in wholly-owned subsidiary (Savient Pharma Ireland, Limited, SPIL)		134		134		134
TOTAL OTHER ASSETS	$	147,259,698	$	147,259,698	$	147,259,698

TOTAL ASSETS	$	179,241,875	$	179,982,572	$	173,602,764

SAVIENT_MOR_3	FORM MOR-3
(04/07)

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Reporting Period: November 1, 2013 - November 30, 2013

LIABILITIES AND OWNER EQUITY		BOOK VALUE AT NOVEMBER 30, 2013		BOOK VALUE AT OCTOBER 31, 2013		BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts payable	$	153,569	$	218,153	$	12,972
Accrued expenses
Accrued professional fees	$	3,033,955	$	1,446,746	$	-
Accrued employee expense reimbursement		34,444		34,540		13,093
Other accrued postpetition liabilities		503,885		331,829		-
Total accrued expenses	$	3,572,284	$	1,813,115	$	13,093

Other liabilities not subject to compromise
Accrued royalties payable	$	1,283,388	$	1,103,842	$	943,189
Deferred revenue		471,275		786,174		936,535
Reserve for returns		388,641		389,088		407,355
Reserve for chargeback’s		225,473		308,319		264,528
Reserve for Medicaid claims		574,818		308,236		241,584
Capital lease liability		178,093		182,998		185,672
Accrued distribution fees		83,006		72,591		44,528
Accrued Delaware franchise taxes		38,920		58,380		58,380
Accrued sales and use taxes		3,424		5,362		-
Accrued payroll taxes (Puerto Rico)		40		1,241		-
Total other liabilities not subject to compromise	$	3,247,078	$	3,216,231	$	3,081,771

TOTAL LIABILITIES NOT SUBJECT TO COMPRMISE (POSTPETITION LIABILITIES)	$	6,972,931	$	5,247,499	$	3,107,836
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Accounts payable	$	1,386,512	$	1,391,857	$	1,402,335
Accrued expenses
Other accrued postpetition liabilities	$	1,752,636	$	1,752,636	$	1,818,953
Total accrued expenses	$	1,752,636	$	1,752,636	$	1,818,953

Other liabilities subject to compromise
Senior Secured 2019 Notes	$	144,257,695	$	144,257,695	$	144,257,695
Subordinated Debt 2018 Convertible Notes		99,555,240		99,555,240		99,555,240
Intercompany loan payable to wholly owned subsidiary Savient Pharma Holdings, SPHI		29,204,944		29,204,944		15,504,588
Accrued Purchase commitment reserve		3,771,066		3,771,066		3,771,066
Accrued Severance liability		2,102,695		2,102,695		2,102,695
Warrant Liability		1,479,776		1,479,776		1,479,776
Accrued home office bonuses		1,370,749		1,370,749		1,370,749
Accrued Sales commissions		1,171,938		937,551		820,357
Embedded conversion features liability 2018 convertible notes		848,100		848,100		848,100
Accrued retention bonuses		821,030		821,030		821,030
Accrued vacation		382,207		382,207		281,395
Employee benefit related (flex spending liabilities)		77,578		47,708		50,597
Total other liabilities subject to compromise	$	285,043,018	$	284,778,761	$	270,863,288

TOTAL LIABILITIES SUBJECT TO COMPRIMISE (PRE-PETITION)	$	288,182,166	$	287,923,254	$	274,084,576

TOTAL LIABILITIES	$	295,155,097	$	293,170,753	$	277,192,412
OWNER EQUITY
Common Stock	$	736,949	$	736,949	$	736,949
Additional Paid-In Capital		401,125,012		400,932,054		400,739,096
Retained Earnings - Pre-Petition		(505,065,693)		(505,065,693)		(505,065,693)
Retained Earnings - Postpetition		(12,709,490)		(9,791,491)		-
NET OWNER EQUITY	$	(115,913,222)	$	(113,188,181)	$	(103,589,648)

TOTAL LIABILITIES AND OWNERS’ EQUITY	$	179,241,875	$	179,982,572	$	173,602,764

SAVIENT_MOR_3	FORM MOR-3
(04/07)

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Reporting Period: November 1, 2013 - November 30, 2013

SPHI (13-12681): BALANCE SHEET

	BOOK VALUE AT	BOOK VALUE AT	BOOK VALUE ON
ASSETS	NOVEMBER 30, 2013	OCTOBER 31, 2013	PETITION DATE
CURRENT ASSETS
Cash and cash equivalents
PNC Bank business operating account	3,241,584	3,241,584	3,241,604
Fidelity U.S. Treasury money market account	-	-	13,700,283
Total cash and cash equivalents	$3,241,584	$3,241,584	$16,941,887

TOTAL CURRENT ASSETS	$3,241,584	$3,241,584	$16,941,887

TOTAL ASSETS	$3,241,584	$3,241,584	$16,941,887

OWNER EQUITY
Common Stock	$1	$1	$1
Additional Paid-In Capital	147,259,563	147,259,563	147,259,563
Retained Earnings - Pre-Petition	(130,317,677)	(130,317,677)	(130,317,677)
Retained Earnings - Postpetition	(13,700,303)	(13,700,303)	-
NET OWNER EQUITY	$3,241,584	$3,241,584	$16,941,887

TOTAL LIABILITIES AND OWNERS’ EQUITY	$3,241,584	$3,241,584	$16,941,887

SPHI_MOR_3	FORM MOR-3
(04/07)

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Reporting Period: November 1, 2013 - November 30, 2013

SAVIENT (13-12680): STATUS OF POSTPETITION TAXES

All postpetition taxes were current as of November 30, 2013 and paid in the ordinary course by the Debtor.

SUMMARY OF UNPAID POSTPETITION DEBTS

As reflected below, Debtor is current on all postpetition debts.

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$153,569	$-	$-	$-	$-	$153,569
Employee Expenses Payable (Concur)	34,444	-	-	-	-	$34,444
Wages Payable	-	-	-	-	-	-
Taxes Payable	-	-	-	-	-	-
Rent/Leases-Building	-	-	-	-	-	-
Rent/Leases-Equipment	-	-	-	-	-	-
Secured Debt/Adequate Protection Payments	-	-	-	-	-	-
Professional Fees	-	-	-	-	-	-
Amounts Due to Insiders	-	-	-	-	-	-
Total Postpetition Debts	$188,013	$-	$-	$-	$-	$188,013

SAVIENT_MOR_4	FORM MOR-4
(04/07)

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Reporting Period: November 1, 2013 - November 30, 2013

SPHI (13-12681): STATUS OF POSTPETITION TAXES

All postpetition taxes were current as of November 30, 2013 and paid in the ordinary course by the Debtor.

SUMMARY OF UNPAID POSTPETITION DEBTS

The Debtor is current on all postpetition debts.

SPHI_MOR_4	FORM MOR-4
(04/07)

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Reporting Period: November 1, 2013 - November 30, 2013

SAVIENT (13-12680): ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	BOOK VALUE AT NOVEMBER 30, 2013	BOOK VALUE AT OCTOBER 31, 2013
Total Accounts Receivable at the beginning of the reporting period	$7,116,283	7,045,577
+ Amounts billed during the period	2,570,042	2,177,755
- Amounts collected during the period	(1,243,215)	(1,455,908)
- Discounts and Chargeback’s	(1,036,869)	(600,708)
- Return Credits	(2,551)	(20,378)
- Prompt Pay Discounts	(31,351)	(30,055)
Total Accounts Receivable at the end of the reporting period	$7,372,339	$7,116,283
- Provision for discounts	(34,907)	(59,679)
+ Accounts receivable other	47,612	22,795
Total Accounts Receivable, Net at the end of the reporting period	$7,385,044	$7,079,399

Accounts Receivable Aging	BOOK VALUE AT NOVEMBER 30, 2013	BOOK VALUE AT OCTOBER 31, 2013
0 - 30 days old	$5,679,858	5,672,068
31 - 60 days old	263,279	-
61 - 90 days old	6,427	21,440
91+ days old	1,422,775	1,422,775
Total Accounts Receivable at the end of the reporting period	$7,372,339	$7,116,283
- Provision for discounts	(34,907)	(59,679)
+ Accounts receivable other	47,612	22,795
Total Accounts Receivable, Net at the end of the reporting period	$7,385,044	$7,079,399

DEBTOR QUESTIONNAIRE
Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5.  Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

		X

SAVIENT_MOR_5	FORM MOR-5
(04/07)

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Reporting Period: November 1, 2013 - November 30, 2013

SPHI (13-12681): ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation		Amount
NOT APPLICABLE		$-

Accounts Receivable Aging		Amount
NOT APPLICABLE		$-

DEBTOR QUESTIONNAIRE
Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5.	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X

SPHI_MOR_5	FORM MOR-5
(04/07)